GOODWILL AND INTANGIBLE ASSETS - Summary Of The Estimated Amortization Expense (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
2023	$ 49,657
2024	45,932
2025	43,206
2026	28,607
2027	9,645
Thereafter	15,457
Net Carrying Value	$ 192,504	$ 202,550